Exhibit 99.1

WEIGHTWATCHERS COMPLETES FINANCIAL REORGANIZATION,

STRENGTHENS LEADERSHIP, AND EXPANDS PROGRAM INNOVATION TO

SUPPORT WOMEN THROUGH MENOPAUSE

With renewed financial strength, WeightWatchers accelerates its transformation with the appointment of key executives including Dr. Kim Boyd as Chief Medical Officer

The Company is advancing its first integrated women’s health initiative focused on perimenopause and menopause, combining medical, nutritional, lifestyle, and community-based support

WeightWatchers successfully relists as a public company on Nasdaq under ticker WW

NEW YORK, N.Y. – JULY 8, 2025 – WW International, Inc. (“WeightWatchers” or the “Company”), the global leader in science-backed weight management, today announced the successful completion of its strategic reorganization process. With significantly enhanced financial flexibility, the Company is accelerating its transformation with key leadership and product milestones, including the appointment of respected health industry leader and physician Dr. Kim Boyd as Chief Medical Officer, and the expansion of its integrated weight health model to support women through perimenopause, menopause, and postmenopause.

“This is a pivotal moment for WeightWatchers,” said Tara Comonte, Chief Executive Officer of WeightWatchers. “With renewed financial strength, an expanded leadership team, and the addition of Dr. Kim Boyd to lead clinical strategy and program innovation, we’re accelerating our transformation. From broadening our reach into women’s health to strengthening our holistic care model, we’re bringing together medical expertise, behavioral science, and trusted community support to meet the evolving needs of our members. In a landscape dominated by noise, quick fixes, and conflicting advice, WeightWatchers continues to lead as the most trusted, science-backed platform, proven to drive better results and lasting impact.”

Dr. Kim Boyd to Lead Medical Strategy and Integrated Program Innovation

WeightWatchers has appointed Dr. Boyd as Chief Medical Officer to lead the Company’s clinical vision, program development, and the integration of emerging science into innovative, holistic solutions for members. Her role will be central to shaping an evolving program that delivers sustainable results across medical, behavioral, and community-based dimensions of care, building on the strength of WeightWatchers’ existing No. 1 doctor-recommended program.

Dr. Boyd brings extensive experience across metabolic health, women’s health, and obesity care, with leadership roles at One Medical, Calibrate, Caire, Galileo, and Nurx. She has co-founded or scaled multiple consumer health companies and worked closely with the world’s leading researchers in translating cutting-edge science into clinical care.

“WeightWatchers’ mission has never been more important, with nearly three-quarters of Americans and more than two billion people around the world affected by obesity or excess weight,” said Dr. Boyd. “We know just how profoundly weight impacts long-term health. For more than six decades, WeightWatchers has supported tens of millions of people on their weight loss journeys. We’re expanding that legacy by combining the best tools of modern medicine, like GLP-1s, with science-backed lifestyle change and the power of community to deliver better outcomes. We believe everyone deserves access to comprehensive care for sustainable weight health so they can live healthier, longer lives.”

Expanding Commitment to Women’s Health: New Menopause Program

Later this year, WeightWatchers will launch a new program to support women through perimenopause, menopause, and postmenopause. The offering builds upon WeightWatchers’ existing program by delivering tailored nutritional and behavioral strategies with access to specialized clinical care, coaching, and community to meet the distinct metabolic health needs of women during this critical life stage.

The expansion into women’s health is a strategic move to address a broader gap in healthcare. Just as WeightWatchers redefined the approach to weight loss, it now aims to do the same for menopause—a space long underserved and overlooked by scientific and medical communities. WeightWatchers’ holistic program has already demonstrated strong results among women in the menopause life stage, delivering meaningful, sustained weight loss that significantly outperform self-directed approaches. This next evolution builds on that success—integrating clinical care, tailored nutritional strategies, coaching, and content into a cohesive experience for its millions of members around the world.

Expanded Leadership Team to Support Execution and Innovation

In addition to the appointment of Dr. Boyd, WeightWatchers has appointed Uta Knablein as Chief Product Officer to lead product strategy across the Company’s expanding weight health platform. With over two decades of experience driving digital transformation and consumer-centric product development for companies including iHeartMedia, Nickelodeon, and JPMorgan Chase, Knablein brings a unique blend of creative and operational expertise. At WeightWatchers, she will lead integrated, insight-driven product development that supports the Company’s holistic, science-backed model of care and meets the evolving needs of its members.

Knablein joins an expanded leadership team of executives with deep expertise across healthcare, consumer subscription, research and insights, content, brand strategy, and operations, including:

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Mike Amsel, Chief Marketing Officer, who has more than 20 years of experience driving member growth, retention, and engagement at leading consumer subscription businesses, including Pandora and SiriusXM.

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Samhita Mukhopadhyay, Head of Content Strategy, is a seasoned editorial leader and published author with deep expertise in women’s health and wellness. She will guide the Company’s content strategy to strengthen connection and engagement with members.

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Jacquie Cooke, promoted to Chief Legal & Administrative Officer, continues to bring deep legal and regulatory healthcare and consumer products leadership experience from 23andMe and Latham & Watkins. She oversees Legal, People, and key enterprise functions, helping to strengthen the Company’s foundation as it grows.

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Jon Volkmann, newly promoted to Chief Operations Officer, was previously COO at Weekend Health, where he played a key role in scaling Sequence (now WW Clinic). He now oversees operations across the Company’s clinical business, field organization, and in-person community offering.

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Tyler Holden, Head of Consumer Research & Insights, joins from strategy consultancy Lippincott. She will lead the Company’s customer strategy to ensure its platform remains deeply aligned with evolving member needs and behaviors.

These appointments reflect the Company’s focus on building a world-class leadership team to execute its strategic priorities and scale its integrated model for long-term impact.

Board Transition Supports Long-Term Strategy

As part of WeightWatchers’ reorganization, a new Board of Directors will guide the Company through its next phase of growth. They include: Fallon O’Connor, Vice President of Global Communications at Airbnb, Eugene I. Davis, Chairman and Chief Executive Officer of PRINATE Consulting Group, LLC; J. Carney Hawks, Former Founding Partner of Brigade Capital Management; and Nikolaj Sjoqvist, Managing Member of Katalyst Advisory LLC. Existing directors Tara Comonte and Julie Bornstein, CEO and Founder of Daydream, will also continue to serve on the new Board.

Also among the newly appointed directors is Mike Mason, former President of Eli Lilly’s Diabetes and Obesity business, where he oversaw the development, launch, and commercial scaling of GLP-1 medications, including one of the most successful obesity drug launches to date.

“I’m excited to join WeightWatchers at such a pivotal moment in the evolution of obesity care,” said Mason. “As medical treatments like GLP-1s become more widely used, the need for trusted, comprehensive care models that combine medication with lasting lifestyle change has never been greater. WeightWatchers brings unmatched clinical credibility, behavioral expertise, and member trust to this space, and I’m proud to support the team as they lead the industry forward with integrity and innovation.”

The newly appointed directors will help steer the Company with their deep experience across healthcare, AI-powered consumer platforms, brand transformation, and capital markets. Additional information for the newly appointed directors can be found here.

Forward-Looking Statements

This press release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this press release to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the financial reorganization described above, including the Company’s ability to realize the intended benefits of the financial reorganization. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things, the risks and uncertainties identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and the section entitled “Risk Factors” in Part II,

Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2025. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the issuance of this press release or to reflect the occurrence of unanticipated events or otherwise.

ABOUT WEIGHTWATCHERS

WeightWatchers is the global leader in science-backed weight management, offering an integrated support system that combines scientific expertise and human connection. With more than 60 years of experience, WeightWatchers is the most studied commercial weight management program in the world, delivered through its No. 1 U.S. doctor-recommended weight-loss program. Its holistic, personalized approach also includes U.S.-based clinical interventions, medications when clinically appropriate, and a global network of coaches and community support. Since 1963, the company has surrounded its members with the support they need to reach and sustain their goals, wherever they are on their journey. Members can access these solutions directly, or through WeightWatchers for Business’ full-spectrum platform for employers, health plans, and payers. In a landscape crowded with contradictory advice, isolating apps, and one-size-fits-all solutions, WeightWatchers offers a proven path forward, grounded in empathy and designed to help every member feel better in their body and live a longer, healthier life. For more information, visit weightwatchers.com.

For media inquiries, please contact:

Marielena Santana

media@ww.com

For investor inquiries, please contact:

John Mills or Anna Kate Heller

WeightWatchers@icrinc.com

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